--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2004

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2004-2 Indenture dated as of November 24, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)

                           MORTGAGEIT SECURITIES CORP.
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

             DELAWARE                    333-119686              56-2483326
             --------                    ----------              ----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
            of Incorporation)           File Number)         Identification No.)

33 Maiden Lane                                                      10038
New York, New York                                                  -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 651-7700

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   ACQUISITION OR DISPOSITION OF ASSETS.
            For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:


            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
            3.1              Amended and Restated Trust Agreement, dated as of
                             November 24, 2004, among MortgageIT Securities
                             Corp., as Depositor, Wilmington Trust Company, as
                             Owner Trustee and Wells Fargo Bank, National
                             Association, as Securities Administrator,
                             Certificate Registrar and Certificate Paying Agent.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
            4.1              Indenture dated as of November 24, 2004, among
                             MortgageIT Trust Series 2004-2, as Issuer, Wells
                             Fargo Bank, National Association, as Master
                             Servicer and Securities Administrator and Deutsche
                             Bank National Trust Company, as Indenture Trustee.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
            99.1             Sale and Servicing Agreement, dated as of November
                             24, 2004, among MortgageIT Securities Corp., as
                             Depositor, MortgageIT Holdings, Inc. as Seller and
                             Company, MortgageIT Trust 2004-2, as Issuer, Wells
                             Fargo Bank, National Association, as Master
                             Servicer and Securities Administrator and Deutsche
                             Bank National Trust Company, as Indenture Trustee.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
            99.2             Administration Agreement, dated as of November
                             24, 2004, among MorgageIT Trust 2004-2, as Issuer,
                             Wells Fargo Bank, National Association, as
                             Administrator, Wilmington Trust Company, as Owner
                             Trustee and MortgageIT Securities Corp., as
                             Depositor.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
            10.1             Mortgage Loan Purchase Agreement, dated as of
                             November 1, 2004 between MortgageIT Securities
                             Corp., as Purchaser and MortgageIT Holdings, Inc., as Seller.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MORTGAGEIT SECURITIES CORP.


                                      By: /s/ John R. Cuti
                                         -----------------
                                      Name:  John R. Cuti
                                      Title: Secretary


Dated: December 9, 2004

                                  EXHIBIT INDEX


              Item 601(a) of              Sequentially
Exhibit       Regulation S-K              Numbered
Number        Exhibit No.                 Description                     Page
------        -----------                 -----------                     ----

3.1 Amended and Restated Trust Agreement, dated as of November 24, 2004, among MortgageIT Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of November 24, 2004, among MortgageIT Trust Series 2004-2, as Issuer, Wells Fargo Bank, National Association, as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1 Sale and Servicing Agreement, dated as of November 24, 2004, among MortgageIT Securities Corp., as Depositor, MortgageIT Holdings, Inc. as Seller and Company, MortgageIT Trust 2004-2, as Issuer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2 Administration Agreement, dated as of November 24, 2004, among MorgageIT Trust 2004-2, as Issuer, Wells Fargo Bank, National Association, as Administrator, Wilmington Trust Company, as Owner Trustee and MortgageIT Securities Corp., as Depositor.

10.1 Mortgage Loan Purchase Agreement, dated as of November 1, 2004 between MortgageIT Securities Corp., as Purchaser and MortgageIT Holdings, Inc., as Seller.

                                   EXHIBIT 3.1

                                   EXHIBIT 4.1

                                  EXHIBIT 99.1

                                  EXHIBIT 99.2

                                  EXHIBIT 10.1